UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549

                       FORM 8 - K

                      CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report August 16, 1999


                           COMMISSION FILE NO. 333-72097

                AMERICAN COMMUNICATIONS ENTERPRISES, INC.
 ------------------------------------------------------------------------
  (Exact name of registrant as specified in its charter)


               NEVADA                       74-2897368
--------------------------------   -----------------------------

  (State or other jurisdiction (I.R.S. Employer Identification No.) incorporation or organization)

        7103 Pine Bluffs Trail, Austin,  TX  78729
------------------------------------------------------------------------------
             (Address of principal executive offices)


                          (512) 249-2344
------------------------------------------------------------------------------
       (Registrant's telephone number, including area code)


Check whether the registrant:  (1) has filed all reports required to be filed by
Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes |X| No |_|


Exhibit Index is on Page 4

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               AMERICAN COMMUNICATIONS ENTERPRISES, INC.

                         FORM 8 - K

                       TABLE OF CONTENTS




Item 1.  Changes in Control of Registrant - None

Item 2.  Acquisition or Disposition of Assets - None

Item 3.  Bankruptcy or Receivership - None

Item 4.  Changes in Registrant's Certifying Accountant - None

Item 5.  Other Events.....................................................Page 3

Item 6.  Resignations of Registrant's Directors - None

Item 7.  Financial Statements and Exhibits................................Page 3


Signatures................................................................Page 3




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ITEM 5.  Other Events

On July 31, 1999, the Company entered into a license agreement with Tamark Communications to obtain (4) four exclusive IP Gateways. The Gateways are a combination of the internet and the global telephone networks to provide high speed telecommunications routing. In consideration of 9,600,000 shares of its common stock (with a fair market value of $480,000) and a 1% royalty on gross sales generated from the Gateways, the Company has obtained the marketing and distribution rights for the Gateways for specific territories. Included with this report are the unaudited pro forma combined condensed financial statements and related notes thereto in connection with the Company's acquisition of the licenses July 31, 1999.

Item 7.  Financial Statements and Exhibits

              Financial Statements

          (a) Pro Forma Financial Information

               Unaudited Pro Forma Combined Condensed Financial Statements Notes to Unaudited Pro Forma Combined Condensed Financial Statements

          (b)  Exhibits

               LICENSE AGREEMENT. Incorporated by Reference from the Company's Post Effective Amendment No. 1 to Form SB-2, file No. 333-72097, filed on August 24, 1999.


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.


AMERICAN COMMUNICATIONS ENTERPRISES, INC.

(Signature) /s/ Robert E. Ringle
            --------------------
            Robert E. Ringle

(Title)     Vice President, Treasurer and Director

(Date)      October 7, 1999


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FORM 8-K
CURRENT REPORT

EXHIBIT INDEX


Item/Exhibit No.     Document                                        Page
----------------     --------                                        ----

Item 7 (a)           Pro Forma Financial Information                  5




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ITEM 7(a)




          AMERICAN COMMUNICATIONS ENTERPRISES, INC.
        PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                     (Unaudited)

The following unaudited pro forma combined condensed financial statements include the historical and pro forma effects of the issuance of $480,000 of common stock in July 1999 in exchange for certain licenses.

The following unaudited pro forma combined condensed financial statements have been prepared by the management of American communications Enterprises, Inc. (the "Company") from its historical financial statements. The unaudited pro forma combined condensed statements of operations reflect adjustments as if the transactions had occurred on January 1, 1999. The unaudited pro forma combined condensed balance sheet reflects adjustments as if the transactions had occurred on June 30, 1999. See "Note 1 - Basis of Presentation." The pro forma adjustments described in the accompanying notes are based upon preliminary estimates and certain assumptions that management of the Company believes are reasonable in the circumstances. We incorporated October 29, 1998 and did not commence operations until 1999, as such this analysis does not include any pro forma financial data for 1998.

The unaudited pro forma combined condensed financial statements are not necessarily indicative of what the financial position or results of operations actually would have been if the transaction had occurred on the applicable dates indicated. Moreover, they are not intended to be indicative of future results of operations or financial position. The unaudited pro forma combined condensed financial statements should be read in conjunction with the historical consolidated financial statements of the Company and related notes thereto which are included in the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 1999, which was filed with the Securities and Exchange Commission (the "Commission") on August 16, 1999, and in the Company's Post Effective Amendment No. 1 to Form SB-2, file No. 333-72097, filed on August 24, 1999.

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                     AMERICAN COMMUNICATIONS ENTERPRISES, INC.
                     PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 JUNE 30, 1999
                                 (UNAUDITED)


ASSETS                       Historical (a)    Licenses (b)        Pro Forma
                         ----------------- --------------- --------------------

   Cash                      $   10,616                          $    10,616
   Licenses                           0       $ 480,000              480,000
                            -----------       ---------          ------------
TOTAL ASSETS                 $   10,616       $ 480,000          $   490,616
                            ===========       =========          ============


LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
    Accrued payroll          $  148,583                          $   148,583
    Accrued expenses             40,885                               40,885
    Advances from shareholder     6,140                                6,140
                             -----------                         ------------

          Total liabilities     195,608                              195,608
                             -----------                         ------------

STOCKHOLDERS' DEFICIT:
    Common stock -
      no par value               62,600       $ 480,000              542,600
    Deficit accumulated
      during the development
      stage                    (247,592)                            (247,592)
                             -----------      ----------         ---------------

          Total stockholders'
            deficit            (184,992)        480,000              295,008
                             -----------      ----------         ---------------
TOTAL LIABILITIES AND
  STOCKHOLDERS' DEFICIT      $   10,616       $ 480,000           $  490,616
                             ===========      ==========         ===============



--------------------------------------------------------------------------------





SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

(a) Represents the Company's historical Balance sheet contained in the Company's Quarterly Report on Form 10-QSB as of and for the six months ended June 30, 1999. (b) Represents the purchase price of the licenses.




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

           AMERICAN COMMUNICATIONS ENTERPRISES, INC.
      PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
            FOR THE SIX MONTHS ENDED JUNE 30, 1999
                             (Unaudited)

                                                        Historical (c)       Licenses (d)             Pro Forma
                                                       ------------------ --------------------    ------------------
REVENUES                                                      $   49,217                                 $   49,217

EXPENSES:
  Broadcast operations                                            43,480                                     43,480
  Payroll & related taxes                                        129,180                                    129,180
  Professional fees                                               43,212                                     43,212
  License fees                                                         0            $  80,000                80,000
  Office & admin. expense                                          6,232                                      6,232
  Travel and lodging                                               3,115                                      3,115
  Organization costs                                                 760                                        760
                                                       ------------------
                                                                          --------------------    ------------------
                                                                 225,979               80,000               305,979
                                                       ------------------ --------------------    ------------------

NET LOSS                                                      $  176,762            $  80,000            $  256,762
                                                       ================== ====================    ==================

NET LOSS PER SHARE, as adjusted (e)                            $    0.01            $    0.00             $    0.01
                                                       ================== ====================    ==================



--------------------------------------------------------------------------------








SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.




(c) Represents the Company's historical Statements of operations contained in the Company's Quarterly Report on Form 10-QSB as of and for the six months ended June 30, 1999. (d) Represents the estimated amortization of the licenses fees for the six months ended June 30, 1999. (e) Per share data is adjusted to reflect the issuance of 9,600,000 common shares in connection with the transaction.







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NOTES TO UNAUDITED PRO FORMA
COMBINED CONDENSED FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION

     The unaudited pro forma combined condensed statement of operations for the six month period ended June 30, 1999, is presented using the combined historical results of the Company and the Company's estimate of the amortization fair value of the license agreements for the six months ended June 30, 1999. The unaudited pro forma combined condensed balance sheet presents the historical balance sheets of the Company and the Company's estimate of the amortization fair value of the license agreements as of June 30, 1999, as if the transaction had been consummated as of June 30, 1999.

 2.   PRO FORMA ADJUSTMENTS

     The following adjustments give pro forma effect to the transaction:

     (a) To record purchase price consideration of the licenses:


               Common Stock issued at closing                480,000
                                                         -----------
                                                         $   480,000
                                                         ===========

     (b) To record amortization of the cost in excess of acquired net assets over an estimate life of 3 years. Such amortization expense is subject to possible adjustment resulting from the completion of valuation analysis and final post-closing adjustments.

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